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EXHIBIT 10 - MATERIAL CONTRACT: TENANCY AGREEMENT

Dated the 3rd day of June, 1996
STONEYCROFT ESTATES
and
MEASUREMENT LIMITED
TENANCY AGREEMENT
in respect of
All Those Units A to B on the 12th Floor of
Wo Kee Hong Building Kwai Chung New
Territories for a term of Two Years.

THIS AGREEMENT is made the 3rd day of June, one thousand nine hundred and ninety six BETWEEN the parties more particularly described and set out in the First Schedule hereto.

WHEREBY IT IS AGREED as follows:-

1. The Landlord shall let and the Tenant shall take ALL THAT the premises more particularly described and set out in the Second Schedule hereto (hereinafter referred to as "the said premises") TOGETHER with (a) a right of way for the Tenant his servants and agents (in common with the Landlord and all others having the like right) from time to time to pass and repass over and along the entrance halls, staircases and landings erected in thin said building and (b) the right (in common as aforesaid) to use the lifts installed in the said building for the purpose of access to and egress from than said premises and (c) the right for the Tenant his servants and agents (in common as aforesaid) to use the loading and unloading spaces on the ground floor of the said building for the loading and unloading of his vehicle or vehicles provided always that the Tenant shall not park his vehicle or vehicles thereon for such period as may unreasonably obstruct others in the use of the said loading and unloading spaces for such loading and unloading purposes and (d) the right for the Tenant (in common as aforesaid) to use the meter room (if any) on the ground floor of the said building for the installation of meters only (e) the right for the Tenant (in common as aforesaid) to use the utility conducting in the said building for the passage of services to and from the said premises for the term and at the rent more particularly described and set out in the Third Schedule hereto.

2.  The Tenant to the intent that the obligations hereunder shall continue throughout the said term of tenancy hereby agrees with the Landlord as follows:-
(a) to pay the said rent at the times and in manner aforesaid;
(b) to pay the due proportion each and every calendar month for the management and general services (including the central cooling and air-conditioning systems) in respect of the said premises;
(c) to pay the rates which are now or may hereafter during the said period be imposed by the Government of Hong Kong upon the said premises;
(d) to pay the electricity, gas, water and other utility charges in respect of the said premises and to make all necessary deposits for the supply of electricity, gas, water and other utilities to the said premises when required, and to comply with all requirements of the electricity, gas, water and other utility authorities or suppliers (including rewiring the said premises if so required);
(e) to be responsible for any damage caused to the lifts by the Tenant his servants agents workmen or licensees other than the Landlord or its other tenants of the said building and where the lifts are damaged to such extent that the same or any part thereof have to be replaced to pay for the costs of the replacement;
(f) to pay and discharge all taxes and assessments of an annual or recurring nature now or hereafter to be assessed, imposed or charged by the Government of
Hong Kong or other lawful authority upon the said premises or upon the owner or occupier thereof (Crown Rent Property Tax excepted);
(g) to repair and keep in good and substantial repair and condition using suitable material of good quality all the interior of the said premises and every part thereof including the flooring and interior plaster and other finishes or rendering to walls floors and ceilings and the Landlord's fixtures and fittings therein including all doors windows electrical installations and wiring sanitary equipments drains and pipes as are situated within the said premises (save and except for the structural parts of the said premises) in good clean proper and tenantable repair and condition (fair wear and tear structural inherent defects damage by fire flood tempest storm and other risks insured against by the Landlord excepted) at the expenses of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the said term in like state and condition;
(h) to permit the Landlord and all persons authorised by it at all reasonable times upon prior appointment (except in an emergency) to enter into the said premises to view the condition thereof and to give or leave notice in writing upon the said premises for the Tenant of all defects and want of repair there found and for which the Tenant shall be liable hereunder and within 14 days after every such notice well and sufficiently to repair and make good such defects and wants of repair whereof any such notice shall have been so given or left;
(i) not without the previous written consent of the Landlord (such consent not to be unreasonably withheld) to erect, install or alter any fixtures, partitioning or other erection or installation in the said premises or any part thereof;
(j) not without the previous written consent of the Landlord (such consent not to be unreasonably withheld) not to cut, maim or injure or permit or suffer to be cut, maimed or injured any doors, windows, walls, beams, structural members or any part of the fabric of the said premises nor any of the plumbing or sanitary apparatus or installations included therein;
(k) not without the prior written consent of the Landlord to transfer assign underlet or otherwise part with the possession of the said premises or any part thereof either by way of subletting lending sharing or other means whereby any person or persons not party to this Agreement obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer subletting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall at the discretion of the Landlord determine and the Tenant shall forthwith surrender the said premises to the Landlord;
(l) not do or permit or suffer to be done anything in or upon the said premises or any part thereof which may at any time be or become a nuisance or annoyance to the Landlord or the tenants or occupiers of the other portions of the said building or of the neighbouring premises or which may produce an offensive odour and to take all such precautions as the Landlord shall reasonably require to prevent or minimise damage to the said premises from the Tenant's operations;
(m) not to store any unlawful or dangerous or hazardous goods or any explosive or combustible substance on or in any part of the said premises;
(n) not to use the said premises or any part thereof for any illegal or immoral purposes or for any purpose which is in contravention of the terms and conditions contained in the Crown Lease or the Conditions under which the said premises (inter alia) are held from the Crown;
(o) not to do or cause or permit or suffer to be done anything whereby the insurance of the said premises or of the said building against fire explosion storm or tempest may be rendered void or voidable or whereby the premium for such insurance may be liable to be increased and to indemnify the Landlord against any such increased or additional premium as shall have been brought about or caused by his act or default;
(p) not to use the said premises for any purpose other than for factories and/or godown and ancillary offices purposes and not to carry on any trade or business thereon which is now or may hereafter be declared to be an offensive trade under the Public Health and Urban Services Ordinance or any enactment amending the same or substituted therefor and not to permit or suffer any sale by auction to be held upon the said premises and not to permit any person to remain in the premises overnight;
(q) to cushion the machinery placed on or affixed to the said premises and to restrict the number of workers working or staying in the said premises in accordance with Government Regulations;
(r) not to store or place any goods machinery or other things on or in any part of the said premises the load of which exceeds the loading capacity of the said premises;
(s) not to overload the lifts in the said building in excess of their maximum capacity;
(t) not to install any furnace, boiler or other plant or equipment in the said premises or use any fuel that might in any circumstance produce smoke without first obtaining permission in writing from the Landlord and the Commissioner of
Labour;
(u) not to put or place any dust bins, garbage cans, furniture chattels or refuse or store any goods or any other things in the common entrance-hall, staircases, landings, passages, corridors, lifts, lobbies and other common parts of and in the said building other than in the place designated therefor from time to time by the Landlord and not to leave any article or thing or obstruction of arty kind or nature in any part of the said building other than the said premises;
(v) not to permit any vehicles chattels and goods belonging to the Tenant to cause an obstruction on the loading and unloading spaces on the ground floor of the said building and to use his reasonable endeavours to ensure that persons doing business with the Tenant and their servants and workmen shall not permit any vehicles chattels and goods to cause such obstruction as aforesaid and to use his reasonable endeavours to ensure that vehicles chattels and goods belonging to the Tenant or to persons doing business with the Tenant shall observe any regulations and instructions made or given by the Landlord with regard to the use of the loading and unloading spaces on the ground floor of the said building;
(w) not to affix exhibit or paint on any part of the common entrance halls staircases landings lifts or passages in the said building or in the windows of the said premises any trade, professional or business signboard notice or advertisement whatsoever save and except in such space at the staircase entrance on the ground floor of the said building and/or on the parapet wall outside the said premises as the Landlord shall designate and approve for such purpose such designation and approval not to be unreasonably withheld;
(x) not to carry on business of a weaving or dyeing factory, or the business of film processing or developing, or any business involving the use, manufacture or storage of foamed rubber which shall include (inter alia) foamed and expended plastic or nitrocellulose base plastic, polystyrene, polyvinyl chloride or polypropylene; or the business of adhesive manufacturers, artificial flower works, asphalt roofing manufacturers, bamboo, cane, willow and rattanware works, boot, shoe and leather goods makers, camphor works, candle works, confectionery and sugar boiling works, detergent factories, soap and soap manufacturers, ether works, fat and tallow boiling works, flocking works, flour mills, ginning, scotching, and waster cotton works, glass and vaccum [sic] flask works and lens manufacturers, jute mills, lacquerware manufacturers, match factories, mattress makers and upholsterers, metallic powder works, paint and varnish works, plastic goods fabricators, plastic goods manufacturers, saw mills, rubber, foamed manufacturers, starch factories, toothpick works, wax products manufacturers, woodworkers, carpenters, joiners and cabinet makers and yeast factories;
(y) not to install any supports or erect any iron brackets on any part of the exterior walls or the said building for any purpose including the installation of air-conditioners and if the Tenant wishes to install any air-conditioners he shall obtain the prior written consent of the Landlord (which consent shall not be unreasonably withheld) and shall ensure that the air-conditioners are safely installed without damaging any part of or protruding from the exterior walls or windows of the said building;
(z) not to fix or erect any venetian blinds or sun blinds of any description to or on the part of the exterior wall of the said building (other than the interior of the said premises);
(aa) not to make any openings on any part of the exterior walls of the said building;
(bb) not to alter the position of the Smoke Lobby Doors or to make any additions to such doors;
(cc) not to erect or hang any wire or aerial wirings from the windows or outside the exterior walls of the said building;
(dd) not to use or cause or permit the use of the corridors, staircases or other common passages of the said building for the purpose of drying laundry or hanging or placing or storing any article or thing thereon or therein and not to permit the Tenant's employees to use the same for loitering or eating;
(ee) not to use the roof or any part thereof of the said building;
(ff) to observe and perform all regulations imposed by any Department of Government in relation to or in respect of the carrying on of a factory or a godown or of the trade or business on the said premises;
(gg) to be wholly responsible for any loss, damage or injury caused to any person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the said premises the repair of which is the
Tenant's liability hereunder and to make good the same by payment or otherwise and to indemnify the Landlord against all actions proceedings, claims and demands made upon the Landlord in respect of any such loss, damage or injury and all costs and expenses incidental thereto;
(hh) to use the A/C Plant Room (if any) in the said premises for and in connection with air-conditioning purpose only;
(ii) to pay to the Landlord on demand all costs incurred by the Landlord in cleansing or clearing any of the drains, pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee, agent or licensee or workmen of the Tenant;
(jj) to obey and comply with and to indemnify the Landlord against the breach of all ordinances, regulations, bye-laws, rules and requirements of any Governmental or other competent authority relating to the use and occupation of the said premises or any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant;
(kk) to take all precautions to protect the interior of the said premises including the windows and glass thereof against damage by storm or typhoon or the like;
(ll) quietly to yield up the said premises together with all fixtures fittings and additions therein and thereto at the expiration or sooner determination of this tenancy in good clean and tenantable repair and condition fair wear and tear structural inherent defects damage by fire flood tempest storm and other risks insured against by the Landlord excepted in accordance with the stipulations herein contained, provided that where the Tenant has made any alterations or installed any fixtures or additions to the said premises with or without the
Landlord's written consent, and whether pursuant to the terms of any previous tenancy agreement with the Landlord or its predecessor-in-title or at any time hereafter, the Landlord may, at its discretion, require the Tenant to reinstate, remove or do away with such alterations, fixtures or additions or such part or portion thereof as the Landlord may require and make good and repair in a proper and workmanlike n-tanner any damage to the said premises and the Landlord's fixtures, fittings and additions as a result thereof before delivering up the said premises to the Landlord, provided further that the Tenant shall be entitled to remove its own fixtures and equipment subject to the Tenant making good all damage to the said premises including damage to the fittings and decoration within the said premises and the said building caused by such removal to the satisfaction of the Landlord.

3.  The Landlord agrees with the Tenant as follows:-
(a) that the Tenant paying the rent hereby reserved and performing and observing the agreements by the Tenant herein contained may peaceably hold and enjoy the said premises during the said period without any interruption by the Landlord or any person lawfully entitled or claiming through or under it;
(b) to pay the Crown Rent and Property Tax in respect of the said premises.
(c) to use its best endeavours to provide lifts and refuse disposal services at the said building.

4.  PROVIDED ALWAYS and it is mutually agreed as follows:-
(a) that if and whenever any part of the rent hereby reserved shall be in arrear for
15 days (whether the same shall have been formally demanded or not) or if and whenever there shall be a breach of any of the agreements by the Tenant hereinbefore contained or if the Tenant shall become bankrupt or have its
Business Registration cancelled or in the case of a limited company shall be wound up (save for the purpose of amalgamation or reconstruction) or shall enter into any composition or arrangement with its creditors or shall suffer execution to be levied upon any of the Tenant's goods or effects the Landlord shall upon the happening of any such event be entitled to re-enter upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any rights which may have accrued to the Landlord by reason of any antecedent breach of any of the obligations on the part of the Tenant hereinbefore contained and the deposit paid hereunder shall be forfeited by the Landlord as and for liquidated damages and net as penalty but without prejudice to the Landlord's right to claim any further damages which the Landlord shall have sustained or may sustain.  All costs and expenses incurred by the Landlord shall be paid by the Tenant and shall be recoverable from him as debt.
(b) a written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-
entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Landlord.
(c) Notwithstanding the foregoing, the landlord may in any such event at its option elect not to terminate this Agreement but to deduct from the deposit the amount of any monetary loss incurred by the Landlord in consequence of the breach, non-
observance or nonperformance by the Tenant in which event the Tenant shall, as a condition precedent to the continuation of the tenancy, deposit with the
Landlord the amount so deducted and, if the Tenant shall fail so to do, the
Landlord shall forthwith be entitled to re-enter on the said premises and to determine this Agreement in which event the deposit may be forfeited to the
Landlord as hereinbefore provided.
(d) acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance of the said agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.
(e) The Landlord shall not be under any liability to the Tenant or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing from anywhere within the said building and the Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing from the said premises owing to the neglect or default of the Tenant his servants, agents, licensees or workmen or to the defective or damaged condition of the interior of the said premises for which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.
(f) the lifts as installed in the said building shall be permitted for use by the
Tenant under the instructions imposed by the Landlord at all reasonable times only.  Should the Tenant fail to observe the instructions as imposed by the
Landlord, he shall not be allowed to use the said lifts.  The Tenant shall indemnify the Landlord for all damage done to the said lifts due to the mis-use by the Tenant of the said lifts.
(g) all fire-fighting equipment as installed in the said premises shall be and remain the property of the Landlord and the Tenant shall take due care thereof and in particular the Tenant shall not allow such equipment to be moved to any other position.
(h) during the three months immediately preceding the expiration of the term hereby created, the Landlord shall be at liberty to affix and maintain without interference upon arty external part of the said premises a notice stating that the said premises are to be let and such other information in connection therewith as the Landlord shall reasonably required and the Tenant shall upon prior notice from the Landlord permit persons with the authority from the
Landlord or its agents at all reasonable times of the day upon prior appointment to view the said premises or any part thereof.
(i) the Tenant will on the signing of this Agreement pay to the Landlord a sum set out in the Fourth Schedule hereto by way of deposit for the due performance and observance of the agreements on the part of the Tenant herein contained.  At the expiration or sooner determination of this Agreement if the Tenant shall have paid all rent rates and other charges due hereunder and if there shall be no breach of any of the agreements on the Tenant's part to be observed and performed the Landlord will repay to the Tenant the said deposit but without any interest thereon 14 days after the Tenant shall have duly delivered to the
Landlord vacant possession of the said premises but if there shall be any arrears of rent rates or other outstanding utility charges in connection with the enjoyment of the said premises the Landlord may apply the said deposit towards payment of such arrears of rent rates and outstanding charges and if there shall be any breach of the said agreements or any of them the Landlord shall pay or apply the said deposit or such part thereof towards remedying such breach (in so far as this may be possible) and shall only pay the balance (if any) of the said deposit to the Tenant.
(j) any notice under this Agreement shall be in writing and if to the Tenant shall be sufficiently served if left addressed to him at the said premises or any part thereof or sent by registered post to or left at his last known address in Hong
Kong (and if a company to its registered office) and if to the Landlord shall be sufficiently served if sent to it by registered post or left at its registered office in Hong Kong.
(k) for the purpose of Part III of the Landlord and Tenant (Consolidation)
Ordinance, Chapter 7, and for the purpose of these presents the rent in respect of the said premises shall be deemed to be in arrear if not paid in advance at the time and in the manner hereinbefore stipulated.
(l) the Tenant hereby expressly declares that at the expiration or sooner determination of this Agreement the Tenant will not invoke or seek to avail himself of any protection which may or shall hereafter be afforded by any ordinance or regulation of Hong Kong protecting tenants or lessees from eviction but will promptly and punctually quit and deliver up possession of the said premises at the expiration of this Agreement or sooner determination as aforesaid.
(m) in the event of the said premises or any part thereof at any time during the said term being damaged or destroyed by fire or by any other cause (not attributable to the act or default of the Tenant) so as to be unfit for occupation and use or become subject to a closure order or become inaccessible to the Tenant then the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the said premises shall again be rendered fit for occupation and use or until the said premises cease to be subject to a closure order or cease to be inaccessible Provided Always that the Landlord shall not be required to reinstate the said premises if by reason of their condition or any local regulations or other circumstances beyond the control of the Landlord it is in the opinion of the Landlord not economical or practicable or reasonable so to
do.  If the Landlord shall not have reinstated the said premises to render it fit for occupation and use or accessible or cause the closure order to be removed within three (3) months from the occurrence of the relevant event, the
Tenant or the Landlord shall have the right to terminate this Agreement forthwith by giving the other party notice in writing.  Upon such termination and upon vacant possession of the said premises being delivered by the Tenant to the Landlord the deposits paid herein and any rental paid in advance shall be returned to the Tenant in accordance with Clause 4(i) herein within 14 days after the date when vacant possession of the said premises have been delivered back to the Landlord and each party shall release the other from the further performance and observance of the covenants terms and stipulations herein without prejudice to either party's right to claim damages against the other for any prior breach of any of the covenants terms and stipulation herein.
(n) the tenancy hereby created is personal to the Tenant and without in any way limiting the generality of Clause 2(k) above, the following acts and events shall, unless with the prior written approval of the Landlord, be deemed to be breaches of Clause 2(k) above:-
  (i)  any reconstruction, amalgamation, merger or voluntary liquidation (in the case the Tenant being a corporation);
  (ii) the giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use, possess, occupy or enjoy the said premises or any part therefore or does in fact use, possess, occupy or enjoy the same.
(o) for the purpose of these presents any act default or omission of the agents, licensees, servants, visitors or customers of the Tenant shall be deemed to be the act default or omission of the Tenant.
(p) The Landlord shall be entitled to treat nonpayment of management fee and rates
(if any) and any other payment payable by the Tenant hereunder or any part thereof in all respects as non-payment of rent under this Agreement.
(q) unless the context otherwise requires, words herein importing the masculine gender shall include the feminine and neuter gender and words herein in the singular shall include the plural and vice versa.

5.(a) The Landlord shall be at liberty to make such rules and regulations as it shall reasonably deem fit for the management of the Building including but not limiting to the common area, common facilities, loading and unloading spaces and lifts. A copy of the House Rules or any amendment thereto once posted on the notice board of the Building shall take effect immediately (unless otherwise stated therein) and the same shall be deemed to have been sufficiently served to the Tenant, notwithstanding Clause 40) hereof. If there is any discrepancy between such rules and regulations and this Agreement the provisions of this Agreement shall prevail.
(b) The Landlord shall also be at liberty to enter into a Deed of Mutual Covenant (if the same has not done previously) with any co-owner or such other person having an interest in the Kwai Chung Town Lot No. 366 and the Building in such manner and in form as it shall deem fit provided that the Tenant's rights hereunder shall not be impeded.

6. The Tenant hereby declares that the Tenant has not paid to the Landlord either directly or indirectly any construction or key money premium or other consideration of a similar nature for securing the tenancy hereby created.

7. The Tenant shall not be entitled to make any claim whatsoever against the Landlord in respect of any cessation or failure whether total or partial of the lifts and central cooling and air-conditioning system of the said building and the fire equipment in the said premises whether such cessation or failure is due to the act neglect or default of the Landlord or not.

8.  The Landlord hereby agrees that the Tenant shall have the right to redecorate or renovate the said premises subject to the following terms and conditions:-
(a) the Tenant shall at its own costs prepare and submit to the Landlord for approval suitable drawings and specifications of the works proposed to be carried out by the Tenant (hereinafter called "the Tenant's Work") together with schematic sketches illustrating the design and layout proposal of such proposed works (hereinafter collectively called "the Tenant's Plans").
(b) the Landlord will consider the Tenant's Plans and may accept or reject the
Tenant's Plans or require modification thereof or any part of them as it thinks fit within 14 days from the date of submission of the Tenant's Plans to the
Landlord PROVIDED that the acceptance of the Tenant's Plans shall not be unreasonably withheld and that the Tenant's Plans shall not be unreasonably required to be modified.
(c) the Tenant shall have the sole responsibility for compliance with all applicable statutes, codes, ordinances, and other regulations for all work performed by or on behalf of the Tenant on the said premises, the approval of plans, specifications, calculations or of the Tenant's Work shall not constitute any implication, representation or certification by the Landlord that the said improvements are in compliance with the said statutes, codes, ordinances and other regulations.
(d) the Tenant shall obey and cause his servants agents contractors and workmen to obey and comply with all instructions and directions which may be given in connection with the carrying out of such work by the Landlord or its agents or servants.

9. Each party hereto shall pay its own solicitor's costs and expenses incurred in relation to the negotiation, preparation and execution of this Agreement. The Stamp Duty payable thereon shall be borne and paid by the parties hereto equally.

THE FIRST SCHEDULE ABOVE REFERRED TO (NAMES ADDRESSES AND DESCRIPTION OF PARTIES HERETO)
Landlord :  STONEYCROFT ESTATES LIMITED whose registered office is situate at
   5th Floor, Loke Yew Building, 50-52 Queen's Road Central, Hong Kong.
Tenant:  MEASUREMENT LIMITED whose office is situate at Units A-B, 12th Floor,
   Wo Kee Hong Building, 585-609 Castle Peak Road, Kwai Chung, New Territories.

THE SECOND SCHEDULE ABOVE REFERRED TO (DESCRIPTION OF SAID PREMISES)
ALL THOSE UNITS A to B on the TWELFTH FLOOR of WO KEE HONG BUILDING Kwai Chung New Territories erected on All That piece or parcel of ground registered in the District Land Office Kwai Chung as Kwai Chung Town Lot No. 366 which portion is shown colored Pink on the Floor Plan hereto annexed for the purpose of identification only.

THE THIRD SCHEDULE ABOVE REFERRED TO (TERM OF LETTING, RENT, ETC.)
For the term of TWO YEARS commencing on the 2nd day of May 1996 to the 1st day of May 1998 at the rent of DOLLARS FIFTY ONE THOUSAND FIVE HUNDRED FORTY SEVEN AND CENTS FIFTY ONLY ($51,547.50) Hong Kong Currency per calendar month (exclusive of rates, management and general services and maintenance charges) payable in advance on the 1st day of each and every calendar month during the said term without any deduction.

THE FOURTH SCHEDULE ABOVE REFERRED TO (DEPOSIT)
DOLLARS ONE HUNDRED THREE THOUSAND NINETY FIVE ONLY ($103,095.00) Hong Kong Currency.

IN WITNESS whereof the parties hereto have hereunto set their hands the date first above written.
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